FT 1190

                         TRUST AGREEMENT

                     Dated:  August 31, 2006


     The Trust Agreement among First Trust Portfolios L.P., as Depositor, The Bank of New York, as Trustee, First Trust Advisors L.P., as Evaluator and Portfolio Supervisor, and FTP Services LLC, as Fund/SERV Eligible Unit Servicing Agent, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Standard Terms and Conditions of Trust for FT 785 and certain subsequent Series, Effective December 9, 2003" (herein called the "Standard Terms and Conditions of Trust"), and such provisions as are incorporated by reference constitute a single instrument. All references herein to Articles and Sections are to Articles and Sections of the Standard Terms and Conditions of Trust.

                         WITNESSETH THAT:

     In   consideration   of  the  premises  and  of  the  mutual
agreements herein contained, the Depositor, the Trustee, the Evaluator and the Portfolio Supervisor agree as follows:

                              PART I

             STANDARD TERMS AND CONDITIONS OF TRUST

     Subject to the provisions of Part II and Part III hereof, all the provisions contained in the Standard Terms and Conditions of Trust are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


      THE DOW(SM) TARGET 10 PORTFOLIO, SEPTEMBER 2006 SERIES


The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is as set forth in Schedule B to the Trust Agreement attached herein.

     D. The Record Date shall be the 15th day of each month.  The
Trustee is authorized to make the payments specified in Part I of
Section 3.05 on the last Business Day of each month.

     E. The Distribution Date shall be the last day of the month in which the related Record Date occurs. The Trustee shall not be required to make a distribution from the Income Account or the
Capital Account unless the aggregate cash available for distribution within the meaning of Treas. Reg 1.671-5T(b)(5) from the Income Account and the Capital Account is equal to or greater than .1% of the net asset value of the Trust on the related Record Date, provided, however, that the Trustee shall in any event distribute the balance of the Income Account and Capital Account on the Distribution Date occurring in December of each year (including in such distribution income receivable by the Trust on or prior to the December Distribution Date). This provision is intended to comply with Treas. Reg. 1.675-5T(c)(2)(v)(C), and shall interpreted consistent therewith and with any successor regulation.

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0065 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of Deposit for the Trust is August 31,
2006.

     J. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to
Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


   THE DOW(SM) TARGET DIVIDEND PORTFOLIO, SEPTEMBER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is as set forth in Schedule B to the Trust Agreement attached herein.

     D. The Record Date shall be the 15th day of each month.  The
Trustee is authorized to make the payments specified in Part I of
Section 3.05 on the last Business Day of each month.

     E. The Distribution Date shall be the last day of the month in which the related Record Date occurs. The Trustee shall not be required to make a distribution from the Income Account or the
Capital Account unless the aggregate cash available for distribution within the meaning of Treas. Reg 1.671-5T(b)(5) from the Income Account and the Capital Account is equal to or greater than .1% of the net asset value of the Trust on the related Record Date, provided, however, that the Trustee shall in any event distribute the balance of the Income Account and Capital Account on the Distribution Date occurring in December of each year (including in such distribution income receivable by the Trust on or prior to the December Distribution Date). This provision is intended to comply with Treas. Reg. 1.675-5T(c)(2)(v)(C), and shall interpreted consistent therewith and with any successor regulation.

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0065 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of Deposit for the Trust is August 31,
2006.

     J. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


       TARGET DOUBLE PLAY PORTFOLIO, SEPTEMBER 2006 SERIES


The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is as set forth in Schedule B to the Trust Agreement attached herein.

     D. The Record Date shall be the 15th day of each month.  The
Trustee is authorized to make the payments specified in Part I of
Section 3.05 on the last Business Day of each month.

     E. The Distribution Date shall be the last day of the month in which the related Record Date occurs. The Trustee shall not be required to make a distribution from the Income Account or the
Capital Account unless the aggregate cash available for distribution within the meaning of Treas. Reg 1.671-5T(b)(5) from the Income Account and the Capital Account is equal to or greater than .1% of the net asset value of the Trust on the related Record Date, provided, however, that the Trustee shall in any event distribute the balance of the Income Account and Capital Account on the Distribution Date occurring in December of each year (including in such distribution income receivable by the Trust on or prior to the December Distribution Date). This provision is intended to comply with Treas. Reg. 1.675-5T(c)(2)(v)(C), and shall interpreted consistent therewith and with any successor regulation.

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0065 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of Deposit for the Trust is August 31,
2006.

     J. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


       TARGET FOCUS FOUR PORTFOLIO, SEPTEMBER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is as set forth in Schedule B to the Trust Agreement attached herein.

     D. The Record Date shall be the 15th day of each month.  The
Trustee is authorized to make the payments specified in Part I of
Section 3.05 on the last Business Day of each month.

     E. The Distribution Date shall be the last day of the month in which the related Record Date occurs. The Trustee shall not be required to make a distribution from the Income Account or the
Capital Account unless the aggregate cash available for distribution within the meaning of Treas. Reg 1.671-5T(b)(5) from the Income Account and the Capital Account is equal to or greater than .1% of the net asset value of the Trust on the related Record Date, provided, however, that the Trustee shall in any event distribute the balance of the Income Account and Capital Account on the Distribution Date occurring in December of each year (including in such distribution income receivable by the Trust on or prior to the December Distribution Date). This provision is intended to comply with Treas. Reg. 1.675-5T(c)(2)(v)(C), and shall interpreted consistent therewith and with any successor regulation.

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0065 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of Deposit for the Trust is August 31,
2006.

     J. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 5,000 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


           TARGET VIP PORTFOLIO, SEPTEMBER 2006 SERIES


The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is as set forth in Schedule B to the Trust Agreement attached herein.

     D. The Record Date shall be the 15th day of each month.  The
Trustee is authorized to make the payments specified in Part I of
Section 3.05 on the last Business Day of each month.

     E. The Distribution Date shall be the last day of the month in which the related Record Date occurs. The Trustee shall not be required to make a distribution from the Income Account or the
Capital Account unless the aggregate cash available for distribution within the meaning of Treas. Reg 1.671-5T(b)(5) from the Income Account and the Capital Account is equal to or greater than .1% of the net asset value of the Trust on the related Record Date, provided, however, that the Trustee shall in any event distribute the balance of the Income Account and Capital Account on the Distribution Date occurring in December of each year (including in such distribution income receivable by the Trust on or prior to the December Distribution Date). This provision is intended to comply with Treas. Reg. 1.675-5T(c)(2)(v)(C), and shall interpreted consistent therewith and with any successor regulation.

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0065 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of Deposit for the Trust is August 31,
2006.

     J. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 5,000 Units of the Trust.

                             PART II

              SPECIAL TERMS AND CONDITIONS OF TRUST


      VALUE LINE(R) TARGET 25 PORTFOLIO, SEPTEMBER 2006 SERIES

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C. The Percentage Ratio on the Initial Date of Deposit is as set forth in Schedule B to the Trust Agreement attached herein.

     D. The Record Date shall be the 15th day of each month.  The
Trustee is authorized to make the payments specified in Part I of
Section 3.05 on the last Business Day of each month.

     E. The Distribution Date shall be the last day of the month in which the related Record Date occurs. The Trustee shall not be required to make a distribution from the Income Account or the
Capital Account unless the aggregate cash available for distribution within the meaning of Treas. Reg 1.671-5T(b)(5) from the Income Account and the Capital Account is equal to or greater than .1% of the net asset value of the Trust on the related Record Date, provided, however, that the Trustee shall in any event distribute the balance of the Income Account and Capital Account on the Distribution Date occurring in December of each year (including in such distribution income receivable by the Trust on or prior to the December Distribution Date). This provision is intended to comply with Treas. Reg. 1.675-5T(c)(2)(v)(C), and shall interpreted consistent therewith and with any successor regulation.

     F. The Mandatory  Termination Date for the Trust shall be as
set  forth  in  the   Prospectus   under  "Summary  of  Essential
Information."

     G. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     H. The Trustee's Compensation Rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0065 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in
Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation.

     I. The  Initial  Date of Deposit for the Trust is August 31,
2006.

     J. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     K. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust.

     L. The minimum number of Units a Unit holder must tender in order to be eligible for an in-kind distribution of Securities pursuant to Section 8.02 shall be 2,500 Units of the Trust.

                             PART III

     A. Notwithstanding  anything to the contrary in the Standard
Terms and Conditions of Trust, Section 2.01(e) shall be amended to read as follows:

       "The Trustee is hereby  irrevocably  authorized  to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered with the Securities and Exchange Commission, in a book entry system operated by the Federal Reserve Board, with an Eligible Foreign Custodian or in an Eligible Securities Depository."

     B.  Section  2.01 of the Standard  Terms and  Conditions  of
Trust shall be amended to included the following section at the end of Section 2.01:

          "(g) Notwithstanding anything to the contrary herein, subject to the requirements set forth in this Section 2.01(g) and unless the Prospectus otherwise requires, the Depositor may, on any Business Day (the "Trade Date"), subscribe for additional Units as follows:

         (i) Prior to the Evaluation Time on such Business Day, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telephone or by written communication, of the Depositor's intention to subscribe for additional Units. The Subscription Notice shall identify the additional Securities to be acquired (which will be a precise replication of the then existing portfolio, as consistent with the provisions of Section 2.01(b)) and shall either (a) specify the quantity of additional Securities to be deposited by the Depositor on the settlement date for such subscription or (b) instruct the Trustee to purchase additional Securities with an aggregate value as specified in the Subscription Notice.

         (ii) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee the number of additional Units to be created.

       (iii) Not later than the time on the settlement date for such subscription when the Trustee is to deliver or assign the additional Units created hereby, the Depositor shall deposit with the Trustee (a) any additional Securities specified in the Subscription Notice (or contracts to purchase such additional Securities together with cash or a Letter of Credit in the amount necessary to settle such contracts) or (b) cash or a Letter of Credit in an amount equal to the aggregate value of the additional Securities specified in the Subscription Notice to be purchased by the Trustee, and adding and subtracting the amounts specified in the first and second sentences of Section 5.01, computed as of the Evaluation Time on the Business Day preceding the Trade Date divided by the number of Units outstanding as of the Evaluation Time on the Business Day preceding the Trade Date, times the number of additional Units to be created.

         (iv) On the settlement date for such subscription, the Trustee shall, in exchange for the Securities and cash, cash or Letter of Credit described above, deliver to, or assign in the name of or on the order of, the Depositor the number of Units verified by the Depositor with the Trustee.

          (v) In the event the Depositor fails to take such action required by paragraph (iii) above, the Trustee shall, on the settlement date for such subscription, settle the securities transactions specified in the Subscription Notice.

         (vi) Neither the Trust nor Unit holders of the Trust will be responsible for any loss resulting from the failure of the Depositor to take such action required by paragraph
     (iii) above."

     C. Notwithstanding  anything to the contrary in the Standard
Terms and Conditions of Trust, Section 6.01(e) shall be amended to read as follows:

        "(e) (1) Subject to the provisions of subparagraph (2) of this paragraph, the Trustee may employ agents, sub-custodians, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, sub-custodians, attorneys, accountants or auditors if such agents, sub-custodians, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee in accordance with the opinion of counsel, which may be counsel to the Depositor acceptable to the Trustee, provided, however that this disclaimer of liability shall not excuse the Trustee from the responsibilities specified in subparagraph (2) below. The fees and expenses charged by such agents, sub-custodians, attorneys, accountants or auditors shall constitute an expense of the Trust reimbursable from the Income and Capital Accounts of the Trust as set forth in section 7.04 hereof.

       (2)To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of counsel to the Depositor satisfactory to the Trustee or "no-action" letters or exemptive orders issued by the Securities and Exchange Commission or its staff, the Trustee may place and maintain in the care of an Eligible Foreign Custodian (which is employed by the Trustee as a sub-custodian as contemplated by subparagraph (1) of this paragraph (e) and which may be an affiliate or subsidiary of the Trustee or any other entity in which the Trustee may have an ownership interest) or an Eligible Securities Depository the Trust's investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents in amounts reasonably necessary to effect the Trust's transactions in such investments, provided that:

           (A) The Trustee shall indemnify the Trust and hold the
       Trust  harmless from and against any risk of loss of Trust
       assets  held  with  an  Eligible   Foreign   Custodian  in
       accordance with the foreign custody contract.

           (B) The Trustee shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Trust assets would exercise, and shall be liable to the Trust for any loss occurring as a result of its failure to do so.

           (C) The Trustee shall perform all duties assigned to the Foreign Custody Manager by Rule 17f-5 under the Investment Company Act of 1940 (17 CFR ss. 270.17f-5), as now in effect or as such rule may be amended in the future ("Rule 17f-5"). The Trustee shall not delegate such duties.

           (D) The Trustee shall (i) provide the Depositor with an analysis of the custody risks associated with maintaining assets with an Eligible Securities Depository;
       (ii) monitor the custody risks associated with maintaining assets with the Eligible Securities Depository on a continuing basis and promptly notify the Depositor of any material change in such risks; and (iii) exercise reasonable care, prudence and diligence in performing the foregoing duties. The Depositor shall instruct the Trustee to take such action as the Depositor deems appropriate in response to a notification by the Trustee provided pursuant to (ii) in the preceding sentence.

            (E) The Trust's Prospectus shall contain such disclosure regarding foreign securities and foreign custody as is required for management investment companies by Forms N-1A and N-2. Such Prospectus shall also contain disclosure concerning the Depositor's responsibilities described in (C) above.

           (F) The Trustee shall maintain and keep current written records regarding the basis for the choice or continued use of a particular Eligible Foreign Custodian pursuant to this subparagraph for a period of not less than six years from the end of the fiscal year in which the Trust was terminated, the first two years in an easily accessible place. Such records shall be available for inspection by Unitholders and the Securities and Exchange Commission at the Trustee's corporate trust office during its usual business hours."

     D. Section 4.05 shall be amended to add the following paragraph as the third paragraph of Section 4.05 of the Standard
Terms and Conditions of Trust:

       The Portfolio Supervisor may employ one or more sub-Portfolio Supervisors to assist in performing the services set forth in this Section 4.05 and shall not be answerable for the default of any such sub-Portfolio Supervisors if such sub-Portfolio Supervisors shall have been selected with reasonable care, provided, however, that the Portfolio Supervisor will indemnify and hold the Trust harmless from and against any loss occurring as a result of a sub-Portfolio Supervisor's willful misfeasance, reckless disregard, bad faith, or gross negligence in performing supervisory duties. The fees and expenses charged by such sub-Portfolio Supervisors shall be paid by the Portfolio Supervisor out of proceeds received by the Portfolio Supervisor in accordance with Section 4.03 hereof.

     E. Notwithstanding any provision to the contrary in the Standard Terms and Conditions of Trust, the Trustee may deem and treat the Fund/SERV Unit Servicing Agent as the sole Unit holder of Fund/SERV Units for all purposes of the Indenture and shall not be affected by any notice to the contrary.

     F.  Section  1.01 of the Standard  Terms and  Conditions  of
Trust shall be amended to include the following:

     "Section 1.01(31). "Fund/SERV Unit Servicing Agent" shall mean FTP Services LLC or any successor Fund/SERV Unit servicing agent appointed as hereinafter provided."

     G. Section  3.05.I.  of the Standard Terms and Conditions of
Trust shall be amended to include the following at the end of such section:

     "(d) deduct from the Income account or, to the extent funds are not available in such Account, from the Capital Account and pay to the Fund/SERV Unit Servicing Agent the amount that it is entitled to receive pursuant to Section 3.16."

     H. Article III of the Standard Terms and Conditions of Trust shall be amended to include the following section:

     "Section 3.16. Fund/SERV Unit Servicing Agent. (a) The Fund/SERV Unit Servicing Agent shall perform all of the duties with respect to recordkeeping of Fund/SERV Units and Fund/Serv Unit holders, distributions, redemption of Fund/SERV Units and communications to and with Fund/SERV Unit holders listed below.

     (1) The Fund/SERV Unit Servicing Agent shall keep proper books of record and account of all of the transactions in the
Fund/SERV Units of each Trust under this Indenture at its corporate office, including a record of the name and address of, and the Fund/SERV Units issued by each Trust and held by, every Fund/SERV Unit holder, and such books and records of each Trust shall be made available to the Trustee and the Depositor promptly upon request and open to inspection by any Fund/SERV Unit holder of such Trust, with respect to such Fund/SERV Unit holders transactions, at all reasonable times during usual business hours. Without limiting the foregoing, the Fund/SERV Unit Servicing Agent shall make any records or documents described in Reg. 270.31(a)-1 under the Investment Company Act of 1940 available promptly to the Trustee and the Depositor upon request during usual business hours and will preserve such records and documents for the periods prescribed in Reg. 270.31(a)-2 thereunder.

     (2) The Fund/SERV Unit Servicing Agent shall distribute on or shortly after the Distribution Dates specified in the Trust Agreement to each Fund/SERV Unit holder of record on its books on the Record Date for each such Distribution Date specified in the Trust Agreement such Fund/SERV Unit holder's distribution as computed under the Standard Terms and Conditions of Trust.

     (3) In connection with such distributions set forth above, the Fund/SERV Unit Servicing Agent shall furnish a Distribution Statement to Fund/SERV Unit holders of record on its books. The content and frequency of such Distribution Statements shall in no respect be less detailed or frequent than that specified in
Section 3.06 of the Standard Terms and Conditions of Trust.

     (4) The Fund/SERV Unit Servicing Agent shall transmit to each Fund/SERV Unit holder of record any notice or other communication received from the Trustee and shall be solely responsible for soliciting and transmitting to the Trustee any notice required from Fund/SERV Unit holders.

     (5) For purposes of permitting Fund/SERV Unit holders to satisfy any reporting requirements of applicable federal or state tax law, the Fund/SERV Unit Servicing Agent shall provide the Trustee with the name, address, number of Fund/SERV Units held by, and such other information as requested by the Trustee, for every Fund/SERV Unit holder so that the Trustee can transmit to any Fund/SERV Unit holder of record on the Fund/SERV Unit Servicing Agent's books any reports required to be distributed pursuant to Section 4.02 of the Standard Terms and Conditions of Trust. The Trustee may rely on the accuracy and completeness of the information (including any records or documents made available) provided to it by the Fund/SERV Unit Servicing Agent and may accept such information without inquiry. Each of the Depositor and the Fund/SERV Unit Servicing Agent hereby agree, jointly and severally, to indemnify the Trustee and hold Trustee harmless from and against any and all costs, expenses, penalties, damages, liabilities or claims including attorneys' and accountants' fees sustained or incurred by or asserted against the Trustee by reason of or as a result of any of the information provided to the Trustee by the Fund/SERV Unit Servicing Agent being inaccurate or incomplete. This indemnity shall be a continuing obligation of each of the Depositor and the Fund/SERV Unit Servicing Agent, and their successors and assigns, notwithstanding the termination of this Trust Agreement.

     (6) The Fund/SERV Unit Servicing Agent shall distribute to redeeming Fund/SERV Unit holders of record on its books redemption proceeds it receives pursuant to Section 5.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of Fund/SERV Units on the Trustee's books.

      (7) The Fund/SERV Unit Servicing Agent shall distribute to Fund/SERV Unit holders of record on its books a pro rata portion of termination proceeds it receives pursuant to Section 8.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of Fund/SERV Units on the Trustee's books.

     (8) In connection with such termination distributions set forth above, the Fund/SERV Unit Servicing Agent shall furnish a Final Distribution Statement to Fund/SERV Unit holders of record on its books. The content of such Final Distribution Statements shall in no respect be less detailed than that specified in
Section 8.02 of the Standard Terms and Conditions of Trust.

     (9) As requested by the Depositor and/or the Trustee, the Fund/SERV Unit Servicing Agent shall perform such other functions which, from time to time, are agreed upon by the parties hereto and which may give rise to additional fees.

     (b) As compensation for providing the services set forth herein, of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, and to the extent that such services are in addition to, and do not duplicate, the services to be performed by the Trustee, FTP Services LLC shall receive, in arrears, against a statement or statements therefore submitted to the Trustee monthly or annually an aggregate annual fee in the per Unit amount set forth in Part II of the Trust Agreement for the Trust, calculated based on the largest number of Units outstanding during the calendar year, except during the initial offering period as determined in Section 4.01 of the Standard Terms and Conditions of Trust, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which FTP Services LLC provides services described herein during less than the whole of such year). Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by FTP Services LLC for rendering the services described in this Section 3.16 and First Trust Advisors, L.P. for rendering the services described in Section 4.03 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to FTP Services LLC and First Trust Advisors, L.P. of supplying such services in such year. Such compensation may, from time to time, be adjusted by the Depositor provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unit holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of an invoice therefore from FTP Services LLC, which shall constitute the representation by FTP Services LLC that the bookkeeping and administrative services for which compensation is claimed are properly compensable hereunder and that the aggregate cost incurred by FTP Services LLC of providing Fund/SERV Unit shareholder servicing hereunder was not less than the compensation claimed, upon which representation the Trustee may conclusively rely. Such compensation shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05 of the Standard Terms and Conditions of Trust.

     If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this
Section 3.16, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.16.

     All moneys payable to the Fund/SERV Unit Servicing Agent pursuant to this Section 3.16 shall be secured by a lien on the Trust prior to the interest of Unit holders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of Section 6.04 of the Standard Terms and Conditions of Trust.

      (c) The Fund/SERV Unit Servicing Agent shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, pursuant to this Indenture, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the Fund/SERV Unit Servicing Agent shall not in any event be liable or responsible for any evaluation made by the Evaluator.

     (d) Except as the context otherwise requires,  the Fund/SERV
Unit  Servicing  Agent  shall be  subject  to the  provisions  of
Section 4.05 herein in the same manner as it would if it were the Evaluator.

     (e) The Fund/SERV Unit Servicing Agent shall be indemnified ratably by the affected Trust and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the operations of the Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including without limitation any loss, liability or expense incurred in acting pursuant to written directions to the Fund/SERV Unit Servicing Agent given by the Trustee or Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the Fund/SERV Unit Servicing Agent deems necessary in its discretion to protect the Trust and the rights and interests of the Fund/SERV Unit holders pursuant to the terms of this Indenture.

     (f) The Fund/SERV Unit Servicing Agent shall conduct its operations in a manner that is compatible with the current operational procedures and requirements of the Trustee (including, without limiting the foregoing, the provision and receipt of data in such format and meeting such technical requirements as the Trustee may specify) and shall exercise its best efforts to accommodate any changes in the operational procedures and requirements which the Trustee may make upon prior notice to the Fund/SERV Unit Servicing Agent. The Depositor acknowledges and agrees that the default of the Fund/SERV Unit Servicing Agent in its obligations under this paragraph, or the performance by the Fund/SERV Unit Servicing Agent of its
obligations  in  a  manner  which  shall  adversely   affect  the
Trustee's performance of its duties, shall be a sufficient grounds for the Trustee to remove the Fund/SERV Unit Servicing Agent pursuant to Section 3.16(d) and Section 4.05.

     (g) As used in this Section 3.16, "Fund/SERV Unit holder," when referring to the records of the Trustee, shall mean the Fund/SERV Unit Servicing Agent and, when referring to the records to be maintained by the Fund/SERV Unit Servicing Agent, shall mean each owner of a Fund/SERV Unit identified on the records of the Fund/SERV Unit Servicing Agent."

     I. Section 4.01(a) and (b) of the Standard Terms and Conditions of Trust shall be amended to include the Fund/SERV
Unit Servicing Agent among the parties who are furnished information concerning the Evaluation of each issue of Securities deposited in the Trust and the Trust Fund Evaluation.

     J. The second  sentence  of the first  paragraph  of Section
4.03 shall be replaced with the following:

     "Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by First Trust Advisors, L.P. for rendering the services described in this Section 4.03 and FTP Services LLC for rendering the services described in Section 3.16 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to FTP Services LLC and First Trust Advisors, L.P. of supplying such services in such year.

     K.  Section  4.04 of the Standard  Terms and  Conditions  of
Trust shall be amended to include the  Fund/SERV  Unit  Servicing
Agent replaced in its entirety by the following:

     "Section 4.04. Liability of Evaluator. The Trustee, Fund/SERV Unit Servicing Agent, Depositor and the Unit holders may rely on any Evaluation furnished by First Trust Advisors, L.P., acting in its capacity as Evaluator, and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, Fund/SERV Unit Servicing Agent, Depositor or the Unit holders for errors in judgement; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder."

     L. The second  sentence  of the first  paragraph  of Section
5.01 shall be amended to delete subsection (ii) of such sentence and replace it in its entirety with the following:

"(ii) amounts representing estimated accrued expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Portfolio Supervisor, the Fund/SERV Unit Servicing Agent, the Depositor and its counsel, in each case as reported by the Trustee to the Depositor on or prior to the date of Evaluation,"

     M. Section  6.01(c) of the Standard  Terms and Conditions of
Trust shall be replaced in its entirety with the following:

     "(c) The Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Portfolio Supervisor, the Evaluator, or the Fund/SERV Unit Servicing Agent, or for the form, character, genuineness, sufficiency, value or validity of any of the Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Units or of the Certificates (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unit holder, the Fund/SERV Unit Servicing Agent or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Portfolio Supervisor, the Evaluator or the Fund/SERV Unit Servicing Agent;"

      N. Section  8.02(b) of the Standard Terms and Conditions of
Trust shall be replaced in its entirety with the following:

     "(b) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account, from the Capital Account of such Trust, and pay accrued and unpaid fees of the Evaluator, the Portfolio Supervisor, the Fund/SERV Unit Servicing Agent, the Depositor and counsel in connection with such Trust, if any;"

      O.  Section 8.05 of the Standard  Terms and  Conditions  of
Trust shall be amended to add the following paragraph immediately preceding the last paragraph of such section:

             "Any notice, demand, direction or instruction to be given to the Fund/SERV Unit Servicing Agent shall be in writing and shall be duly given if mailed or delivered to the Fund/SERV Unit Servicing Agent at 1001 Warrenville Road, Lisle, Illinois 60532, or at such other address as shall be specified by the Fund/SERV Unit Servicing Agent to the other parties hereto in writing.

     P. Notwithstanding  anything to the contrary in the Standard
Terms and  Conditions of Trust,  the second  paragraph in Section
8.02 shall be amended to read as follows:

     In the event of any termination of the Trust prior to the Mandatory Termination Date, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this Section 8.02, except that in such event, the distribution to each Unit holder shall be made in cash and shall be such Unit holder's pro rata interest in the balance of the principal and income accounts after the deductions herein provided. In the event that the Trust shall terminate on or after the Mandatory Termination Date, the Trustee shall, at least thirty days prior to the Mandatory Termination Date, send a written notice to all Unit holders of record. If such Unit holder owns at least the minimum number of Units of Trust set forth in Part II of the Trust Agreement, such notice shall further indicate that such Unit holder may elect to receive an in-kind distribution of their pro rata share of the Securities, to the extent of whole shares. The Trustee will honor duly executed requests for in-kind distributions received (accompanied by the electing Unit holder's Certificate, if issued) by the close of business fifteen business days prior to the Mandatory Termination Date. Unit holders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash.

     IN WITNESS WHEREOF, First Trust Portfolios L.P., The Bank of New York and First Trust Advisors L.P. have each caused this Trust Agreement to be executed and the respective corporate seal to be hereto affixed and attested (if applicable) by authorized officers; all as of the day, month and year first above written.

                                    FIRST TRUST PORTFOLIOS L.P.,
                                       Depositor


                                    By     Jason T. Henry
                                           Senior Vice President


                                    THE BANK OF NEW YORK,
                                       Trustee


                                    By     Rosalia A. Koopman
                                           Vice President

[SEAL]

ATTEST:

Joan A. Currie
Vice President

                                    FIRST TRUST ADVISORS L.P.,
                                       Evaluator


                                    By     Jason T. Henry
                                           Senior Vice President


                                    FIRST TRUST ADVISORS L.P.,
                                       Portfolio Supervisor


                                    By     Jason T. Henry
                                           Senior Vice President



                                    FTP Services LLC,
                                      Fund/SERV Eligible Unit
                                      Servicing Agent


                                    By     Jason T. Henry
                                           Senior Vice President



                  SCHEDULE A TO TRUST AGREEMENT

                  Securities Initially Deposited

                             FT 1190

     (Note:   Incorporated herein and made a part hereof for  the
Trust is the "Schedule of Investments" for the Trust as set forth in the Prospectus.)


                     SCHEDULES B TO TRUST AGREEMENT


         The Dow(sm) Target 10 Portfolio, September 2006 Series

Number
of         Ticker Symbol and
Shares     Name of Issuer of Equity Securities                Percentage Ratio
------     -----------------------------------                ----------------
  176      MO      Altria Group, Inc.                           4.5013%
  476      T       AT&T Inc.                                   12.1739%
  300      C       Citigroup Inc.                               7.6726%
  372      DD      E.I. du Pont de Nemours and Company          9.5141%
  433      GE      General Electric Company                    11.0742%
  508      GM      General Motors Corporation                  12.9923%
  325      JPM     JPMorgan Chase & Co.                         8.3120%
  364      MRK     Merck & Co. Inc.                             9.3095%
  536      PFE     Pfizer Inc.                                 13.7084%
  420      VZ      Verizon Communications Inc.                 10.7417%
-----                                                         ---------
3,910                                                         100.0000%


            The Dow Target Dividend Portfolio, September 2006 Series

    Number
      of         Ticker Symbol and                                  Percentage
    Shares       Name of Issuer of Equity Securities                Ratio
    -------      ------------------------------------------------   ---------

     236         ASBC          Associated Banc-Corp                 5.7575%
     238         T             AT&T Inc.                            5.8063%
     160         CINF          Cincinnati Financial Corporation     3.9034%
     180         DTE           DTE Energy Company                   4.3913%
     308         EAS           Energy East Corporation              7.5140%
     132         FE            FirstEnergy Corp.                    3.2203%
     162         JPM           JPMorgan Chase & Co.                 3.9522%
     201         KEY           KeyCorp                              4.9036%
     122         LNC           Lincoln National Corporation         2.9763%
     170         LZ            The Lubrizol Corporation             4.1474%
     287         LYO           Lyondell Chemical Company            7.0017%
      87         MRO           Marathon Oil Corporation             2.1225%
     291         MWV           MeadWestvaco Corporation             7.0993%
     328         NU            Northeast Utilities                  8.0020%
     196         OKE           ONEOK, Inc.                          4.7817%
     206         RF            Regions Financial Corporation        5.0256%
     182         SCG           SCANA Corporation                    4.4401%
     300         SKYF          Sky Financial Group, Inc.            7.3189%
      97         STI           SunTrust Banks, Inc.                 2.3664%
     216         UNS           Unisource Energy Corporation         5.2696%
   -----                                                          ---------
   4,099                                                          100.0000%


            Target Double Play Portfolio, September 2006 Series

   Number
     of        Ticker Symbol and                                     Percentage
   Shares      Name of Issuer of Equity Securities                   Ratio
 ---------    ---------------------------------------------          ----------

    118        ASBC      Associated Banc-Corp                          2.3814%
    119        T         AT&T Inc.                                     2.4016%
     80        CINF      Cincinnati Financial Corporation              1.6145%
     90        DTE       DTE Energy Company                            1.8163%
    154        EAS       Energy East Corporation                       3.1080%
     66        FE        FirstEnergy Corp.                             1.3320%
     81        JPM       JPMorgan Chase & Co.                          1.6347%
    100        KEY       KeyCorp                                       2.0182%
     61        LNC       Lincoln National Corporation                  1.2311%
     85        LZ        The Lubrizol Corporation                      1.7154%
    143        LYO       Lyondell Chemical Company                     2.8860%
     44        MRO       Marathon Oil Corporation                      0.8880%
    145        MWV       MeadWestvaco Corporation                      2.9263%
    164        NU        Northeast Utilities                           3.3098%
     98        OKE       ONEOK, Inc.                                   1.9778%
    103        RF        Regions Financial Corporation                 2.0787%
     91        SCG       SCANA Corporation                             1.8365%
    150        SKYF      Sky Financial Group, Inc.                     3.0272%
     49        STI       SunTrust Banks, Inc.                          0.9889%
    108        UNS       Unisource Energy Corporation                  2.1796%
    103        AKAM      Akamai Technologies, Inc.                     2.0787%
     68        ATI       Allegheny Technologies, Inc.                  1.3724%
     98        AEOS      American Eagle Outfitters, Inc.               1.9778%
    432        ADM       Archer-Daniels-Midland Company                8.7185%
     29        BW        Brush Engineered Materials Inc.               0.5853%
     17        CRS       Carpenter Technology Corporation              0.3431%
     30        CBK       Christopher & Banks Corporation               0.6054%
     38        CTV       CommScope, Inc.                               0.7669%
    123        CNX       CONSOL Energy Inc.                            2.4823%
     17        CLB       Core Laboratories N.V.                        0.3431%
     36        GDI       Gardner Denver Inc.                           0.7265%
    139        GRMN      Garmin Ltd.                                   2.8052%
     34        BGC       General Cable Corporation                     0.6862%
     77        GLBL      Global Industries, Ltd.                       1.5540%
     32        GES       GUESS?, Inc.                                  0.6458%
     24        GYMB      The Gymboree Corporation                      0.4844%
     61        HANS      Hansen Natural Corporation                    1.2311%
     74        MDR       McDermott International, Inc.                 1.4934%
  1,241        Q         Qwest Communications International Inc.      25.0454%
     42        BID       Sotheby's Holdings, Inc.                      0.8476%
     21        SHOO      Steven Madden, Ltd.                           0.4238%
     51        SWFT      Swift Transportation Co., Inc.                1.0293%
     54        TPX       Tempur-Pedic International Inc.               1.0898%
     48        TTI       TETRA Technologies, Inc.                      0.9687%
     17        VOL       Volt Information Sciences, Inc.               0.3431%
  -----                                                              ---------
  4,955                                                              100.0000%


                  Target Focus Four Portfolio, September 2006 Series

    Number
      of         Ticker Symbol and                                                      Percentage
    Shares       Name of Issuer of Equity Securities                                    Ratio
   ---------     -----------------------------------------------                       ----------
     189         ASBC        Associated Banc-Corp                                       1.2788%
     190         T           AT&T Inc.                                                  1.2855%
     128         CINF        Cincinnati Financial Corporation                           0.8660%
     144         DTE         DTE Energy Company                                         0.9743%
     247         EAS         Energy East Corporation                                    1.6712%
     105         FE          FirstEnergy Corp.                                          0.7104%
     130         JPM         JPMorgan Chase & Co.                                       0.8796%
     161         KEY         KeyCorp                                                    1.0893%
      98         LNC         Lincoln National Corporation                               0.6631%
     136         LZ          The Lubrizol Corporation                                   0.9202%
     230         LYO         Lyondell Chemical Company                                  1.5562%
      70         MRO         Marathon Oil Corporation                                   0.4736%
     233         MWV         MeadWestvaco Corporation                                   1.5765%
     262         NU          Northeast Utilities                                        1.7727%
     157         OKE         ONEOK, Inc.                                                1.0622%
     164         RF          Regions Financial Corporation                              1.1096%
     145         SCG         SCANA Corporation                                          0.9811%
     240         SKYF        Sky Financial Group, Inc.                                  1.6238%
      78         STI         SunTrust Banks, Inc.                                       0.5277%
     173         UNS         Unisource Energy Corporation                               1.1705%
      85         ACTL        Actel Corporation                                          0.5751%
      57         AFG         American Financial Group, Inc.                             0.3857%
     180         ARM         ArvinMeritor, Inc.                                         1.2179%
      47         ATO         Atmos Energy Corporation                                   0.3180%
      55         AVA         Avista Corporation                                         0.3721%
      66         BZH         Beazer Homes USA, Inc.                                     0.4465%
      93         BOBE        Bob Evans Farms, Inc.                                      0.6292%
     166         BKI         Buckeye Technologies Inc.                                  1.1231%
      51         BMHC        Building Materials Holding Corporation                     0.3451%
     196         ELY         Callaway Golf Company                                      1.3261%
      78         CPC         Central Parking Corporation                                0.5277%
      27         CHG         CH Energy Group, Inc.                                      0.1827%
      35         XEC         Cimarex Energy Co.                                         0.2368%
      79         COHU        Cohu, Inc.                                                 0.5345%
      60         CBU         Community Bank System, Inc.                                0.4060%
      21         DSL         Downey Financial Corp.                                     0.1421%
     110         EAS         Energy East Corporation                                    0.7442%
      66         FAF         First American Corporation                                 0.4465%
     143         FBP         First BanCorp.                                             0.9675%
      91         FBC         Flagstar Bancorp, Inc.                                     0.6157%
      79         FST         Forest Oil Corporation                                     0.5345%
      92         HVT         Haverty Furniture Companies, Inc.                          0.6225%
      69         IDA         IDACORP, Inc.                                              0.4668%
      55         SJM         The J. M. Smucker Company                                  0.3721%
      51         KSU         Kansas City Southern Industries, Inc.                      0.3451%
      97         KELYA       Kelly Services, Inc.                                       0.6563%
     157         LAB         LaBranche & Co Inc.                                        1.0622%
      21         LFG         LandAmerica Financial Group, Inc.                          0.1421%
     365         LSCC        Lattice Semiconductor Corporation                          2.4696%
      33         MTH         Meritage Homes Corporation                                 0.2233%
     244         MLNM        Millennium Pharmaceuticals, Inc.                           1.6509%
      58         NAFC        Nash Finch Company                                         0.3924%
      24         NPK         National Presto Industries, Inc.                           0.1624%
      71         CHUX        O'Charley's Inc.                                           0.4804%
      40         OSG         Overseas Shipholding Group, Inc.                           0.2706%
     179         PALM        Palm, Inc.                                                 1.2111%
     105         POM         Pepco Holdings, Inc.                                       0.7104%
      90         PLAB        Photronics, Inc.                                           0.6089%
      92         PNM         PNM Resources Inc.                                         0.6225%
      60         PPP         Pogo Producing Company                                     0.4060%
     118         PSD         Puget Energy, Inc.                                         0.7984%
      44         RDN         Radian Group Inc.                                          0.2977%
      62         RYL         The Ryland Group, Inc.                                     0.4195%
      88         SCHL        Scholastic Corporation                                     0.5954%
      29         SQA/A       Sequa Corporation                                          0.1962%
     181         SRP         Sierra Pacific Resources                                   1.2246%
      55         SKYW        SkyWest, Inc.                                              0.3721%
     176         SFN         Spherion Corporation                                       1.1908%
      53         SUSQ        Susquehanna Bancshares, Inc.                               0.3586%
      52         SWS         SWS Group, Inc.                                            0.3518%
      63         TDS         Telephone and Data Systems, Inc.                           0.4263%
     101         TOL         Toll Brothers, Inc.                                        0.6834%
      80         TG          Tredegar Corporation                                       0.5413%
      60         TRI         Triad Hospitals, Inc.                                      0.4060%
      30         TGI         Triumph Group, Inc.                                        0.2030%
     129         URI         United Rentals, Inc.                                       0.8728%
      33         URS         URS Corporation                                            0.2233%
      97         WNC         Wabash National Corporation                                0.6563%
     109         WR          Westar Energy, Inc.                                        0.7375%
      86         WGL         WGL Holdings Inc.                                          0.5819%
     165         AKAM        Akamai Technologies, Inc.                                  1.1164%
     109         ATI         Allegheny Technologies, Inc.                               0.7375%
     156         AEOS        American Eagle Outfitters, Inc.                            1.0555%
     691         ADM         Archer-Daniels-Midland Company                             4.6752%
      45         BW          Brush Engineered Materials Inc.                            0.3045%
      27         CRS         Carpenter Technology Corporation                           0.1827%
      47         CBK         Christopher & Banks Corporation                            0.3180%
      61         CTV         CommScope, Inc.                                            0.4127%
     198         CNX         CONSOL Energy Inc.                                         1.3396%
      27         CLB         Core Laboratories N.V.                                     0.1827%
      57         GDI         Gardner Denver Inc.                                        0.3857%
     222         GRMN        Garmin Ltd.                                                1.5020%
      54         BGC         General Cable Corporation                                  0.3654%
     123         GLBL        Global Industries, Ltd.                                    0.8322%
      50         GES         GUESS?, Inc.                                               0.3383%
      38         GYMB        The Gymboree Corporation                                   0.2571%
      98         HANS        Hansen Natural Corporation                                 0.6631%
     118         MDR         McDermott International, Inc.                              0.7984%
    1,986        Q           Qwest Communications International Inc.                   13.4371%
      68         BID         Sotheby's Holdings, Inc.                                   0.4601%
      33         SHOO        Steven Madden, Ltd.                                        0.2233%
      82         SWFT        Swift Transportation Co., Inc.                             0.5548%
      87         TPX         Tempur-Pedic International Inc.                            0.5886%
      77         TTI         TETRA Technologies, Inc.                                   0.5210%
      27         VOL         Volt Information Sciences, Inc.                            0.1827%
      48         ABX         Barrick Gold Corporation                                   0.3248%
      63         BCE         BCE Inc.                                                   0.4263%
      30         ECA         EnCana Corp.                                               0.2030%
      48         MFC         Manulife Financial Corporation                             0.3248%
      43         AXA         AXA S.A. (ADR)                                             0.2909%
      71         FTE         France Telecom S.A. (ADR)                                  0.4804%
      49         LR          Lafarge S.A.                                               0.3315%
      93         AZ          Allianz AG (ADR)                                           0.6292%
      30         DCX         DaimlerChrysler AG                                         0.2030%
     107         DT          Deutsche Telekom AG (ADR)                                  0.7240%
      37         EON         E.ON AG (ADR)                                              0.2503%
      26         E           Eni SpA (ADR)                                              0.1759%
      57         TI          Telecom Italia SpA (ADR)                                   0.3857%
      75         MC          Matsushita Electric Industrial Co., Ltd. (ADR)             0.5074%
      63         NTT         Nippon Telegraph & Telephone Corporation (ADR)             0.4263%
     103         DCM         NTT DoCoMo, Inc. (ADR)                                     0.6969%
      55         ABN         ABN AMRO Holding N.V. (ADR)                                0.3721%
      89         AEG         Aegon N.V.                                                 0.6022%
      36         ING         ING Groep N.V. (ADR)                                       0.2436%
      61         NHY         Norsk Hydro ASA (ADR)                                      0.4127%
      82         KEP         Korea Electric Power Corporation (ADR)                     0.5548%
      26         PKX         POSCO (ADR)                                                0.1759%
     101         STD         Banco Santander Central Hispano S.A. (ADR)                 0.6834%
      55         REP         Repsol YPF, S.A.                                           0.3721%
      72         VOD         Vodafone Group Plc (ADR                                    0.4871%
  ------                                                                              ---------
14,780                                                                              100.0000%


                   Target VIP Portfolio, September 2006 Series

Number
of             Ticker Symbol and
Shares         Name of Issuer of Equity Securities                              Percentage Ratio
------         -----------------------------------                              -----------------
    203        CAT              Caterpillar Inc.                                  1.1961%
    294        KO               The Coca-Cola Company                             1.7323%
    193        XOM              Exxon Mobil Corporation                           1.1372%
    342        HON              Honeywell International Inc.                      2.0151%
    512        MSFT             Microsoft Corporation                             3.0167%
    115        AABA NA          ABN AMRO Holding N.V.                             0.6776%
    233        AV/ LN           Aviva Plc                                         1.3728%
    497        BIN IM           Banca Intesa SpA                                  2.9284%
    262        BARC LN          Barclays Plc                                      1.5437%
    697        BT/A LN          BT Group Plc                                      4.1068%
     85        DANSKE DC        Danske Bank A/S                                   0.5008%
    224        DTE GY           Deutsche Telekom AG                               1.3198%
    369        ENEL IM          Enel SpA                                          2.1742%
    107        ENI IM           Eni SpA                                           0.6305%
     85        FORA NA          Fortis                                            0.5008%
    121        FUM1V FH         Fortum Oyj                                        0.7129%
    155        FTE FP           France Telecom S.A.                               0.9133%
    171        HBOS LN          HBOS Plc                                          1.0075%
    182        HSBA LN          HSBC Holdings Plc                                 1.0724%
    265        KPN NA           Koninklijke (Royal) KPN N.V.                      1.5614%
    328        LLOY LN          Lloyds TSB Group Plc                              1.9326%
    270        NG/ LN           National Grid Plc                                 1.5909%
     96        RBS LN           Royal Bank of Scotland Group Plc                  0.5656%
  1,183        TIT IM           Telecom Italia SpA                                6.9703%
  1,505        VOD LN           Vodafone Group Plc                                8.8675%
     53        AKAM             Akamai Technologies, Inc.*                        0.3123%
     26        CDWC             CDW Corporation                                   0.1532%
     48        CTSH             Cognizant Technology Solutions Corporation*       0.2828%
     70        DISH             EchoStar Communications Corporation (Class A)*    0.4124%
     72        EXPD             Expeditors International of Washington, Inc.      0.4242%
     71        GRMN             Garmin Ltd.                                       0.4183%
    156        GILD             Gilead Sciences, Inc.*                            0.9192%
    115        INTU             Intuit Inc.*                                      0.6776%
     45        LRCX             Lam Research Corporation*                         0.2651%
    117        NVDA             NVIDIA Corporation*                               0.6894%
  1,046        ORCL             Oracle Corporation*                               6.1631%
     85        PCAR             PACCAR Inc.                                       0.5008%
     57        PTEN             Patterson-UTI Energy, Inc.                        0.3358%
     53        SHLD             Sears Holdings Corporation*                       0.3123%
     23        SIAL             Sigma-Aldrich Corporation                         0.1355%
     42        A                Agilent Technologies, Inc.*                       0.2475%
     88        ABI              Applera Corporation-Applied Biosystems Group      0.5185%
     5         BHI              Baker Hughes Incorporated                         0.0295%
     26        CL               Colgate-Palmolive Company                         0.1532%
     88        XOM              Exxon Mobil Corporation                           0.5185%
     13        FE               FirstEnergy Corp.                                 0.0766%
     22        GOOG             Google Inc.*                                      0.1296%
     46        HOG              Harley-Davidson, Inc.                             0.2710%
     34        INTU             Intuit Inc.*                                      0.2003%
     42        JCP              J.C. Penney Company, Inc.                         0.2475%
     61        LH               Laboratory Corporation of America Holdings*       0.3594%
     66        MAT              Mattel, Inc.                                      0.3889%
    143        MCO              Moody's Corporation                               0.8426%
     12        OXY              Occidental Petroleum Corporation                  0.0707%
     57        PCAR             PACCAR Inc.                                       0.3358%
     84        PEP              PepsiCo, Inc.                                     0.4949%
     15        PPL              PPL Corporation                                   0.0884%
     40        ROK              Rockwell Automation, Inc.                         0.2357%
     39        COL              Rockwell Collins, Inc.                            0.2298%
     59        SAFC             SAFECO Corporation                                0.3476%
     51        TMK              Torchmark Corporation                             0.3005%
     18        TXU              TXU Corp.                                         0.1061%
     8         UST              UST Inc.                                          0.0471%
     50        WAT              Waters Corporation*                               0.2946%
     67        ATRS             Altiris, Inc.*                                    0.3948%
     73        AHS              AMN Healthcare Services, Inc.*                    0.4301%
     99        BLKB             Blackbaud, Inc.                                   0.5833%
    120        CELL             Brightpoint, Inc.*                                0.7070%
     46        BW               Brush Engineered Materials Inc.*                  0.2710%
     67        CSH              Cash America International, Inc.                  0.3948%
     82        CMRG             Casual Male Retail Group Inc.*                    0.4831%
     88        CBK              Christopher & Banks Corporation                   0.5185%
     46        CLHB             Clean Harbors, Inc.*                              0.2710%
    159        CBZ              Cobalt Corporation*                               0.9368%
     31        CGX              Consolidated Graphics, Inc.*                      0.1827%
     82        CYBS             CyberSource Corporation*                          0.4831%
     59        DIOD             Diodes Incorporated*                              0.3476%
    146        DBRN             Dress Barn, Inc.*                                 0.8602%
     70        FCFS             First Cash Financial Services, Inc.*              0.4124%
     29        RAIL             Freightcar America Inc.                           0.1709%
     30        GEO              The Geo Group Inc.*                               0.1768%
     28        GMXR             GMX Resources Inc.*                               0.1650%
     59        GDP              Goodrich Petroleum Corporation*                   0.3476%
     57        GPI              Group 1 Automotive, Inc.                          0.3358%
     65        KNOT             The Knot, Inc.*                                   0.3830%
     36        LUFK             Lufkin Industries, Inc.                           0.2121%
     55        NOVN             Noven Pharmaceuticals, Inc.*                      0.3241%
     90        ODFL             Old Dominion Freight Line, Inc.*                  0.5303%
     24        ZEUS             Olympic Steel, Inc.                               0.1414%
     41        PMTI             Palomar Medical Technologies, Inc.*               0.2416%
     64        PRXL             PAREXEL International Corporation*                0.3771%
    118        PQ               PetroQuest Energy, Inc.*                          0.6953%
     82        PFWD             Phase Forward Inc.*                               0.4831%
     35        RSTI             Rofin-Sinar Technologies, Inc.*                   0.2062%
    125        SCSS             Select Comfort Corporation*                       0.7365%
     59        SYNA             Synaptics Incorporated*                           0.3476%
    157        TTEC             TeleTech Holdings, Inc.*                          0.9251%
    103        TRAD             TradeStation Group, Inc.*                         0.6069%
     40        TZOO             Travelzoo Inc.*                                   0.2357%
     37        TRMA             Trico Marine Services, Inc.*                      0.2180%
     93        TTMI             TTM Technologies, Inc.*                           0.5480%
     30        XPRSA            U.S. Xpress Enterprises, Inc.*                    0.1768%
     27        UIC              United Industrial Corporation                     0.1591%
     30        VTAL             Vital Images, Inc.*                               0.1768%
     92        AKAM             Akamai Technologies, Inc.*                        0.5421%
     60        ATI              Allegheny Technologies, Inc.                      0.3535%
     87        AEOS             American Eagle Outfitters, Inc.                   0.5126%
    384        ADM              Archer-Daniels-Midland Company                    2.2626%
     25        BW               Brush Engineered Materials Inc.*                  0.1473%
     15        CRS              Carpenter Technology Corporation                  0.0884%
     26        CBK              Christopher & Banks Corporation                   0.1532%
     34        CTV              CommScope, Inc.*                                  0.2003%
    110        CNX              CONSOL Energy Inc.                                0.6481%
     15        CLB              Core Laboratories N.V.*                           0.0884%
     32        GDI              Gardner Denver Inc.*                              0.1885%
    123        GRMN             Garmin Ltd.                                       0.7247%
     30        BGC              General Cable Corporation*                        0.1768%
     68        GLBL             Global Industries, Ltd.*                          0.4007%
     28        GES              GUESS?, Inc.*                                     0.1650%
     21        GYMB             The Gymboree Corporation*                         0.1237%
     55        HANS             Hansen Natural Corporation*                       0.3241%
     66        MDR              McDermott International, Inc.*                    0.3889%
  1,103        Q                Qwest Communications International Inc.*          6.4989%
     38        BID              Sotheby's Holdings, Inc.                          0.2239%
     19        SHOO             Steven Madden, Ltd.                               0.1119%
     46        SWFT             Swift Transportation Co., Inc.*                   0.2710%
     48        TPX              Tempur-Pedic International Inc.*                  0.2828%
     43        TTI              TETRA Technologies, Inc.*                         0.2534%
     15        VOL              Volt Information Sciences, Inc.*                  0.0884%
-------                                                                         ---------
 16,972                                                                         100.0000%
=======                                                                         =========


      Value Line(R) Target 25 Portfolio, September 2006 Series

Number
of          Ticker Symbol and
Shares      Name of Issuer of Equity Securities                Percentage Ratio
-------     -----------------------------------                ----------------
  206       AKAM    Akamai Technologies, Inc.                      3.5456%
  136       ATI     Allegheny Technologies, Inc.                   2.3408%
  195       AEOS    American Eagle Outfitters, Inc.                3.3563%
  864       ADM     Archer-Daniels-Midland Company                14.8709%
   57       BW      Brush Engineered Materials Inc.                0.9811%
   34       CRS     Carpenter Technology Corporation               0.5852%
   59       CBK     Christopher & Banks Corporation                1.0155%
   77       CTV     CommScope, Inc.                                1.3253%
  247       CNX     CONSOL Energy Inc.                             4.2513%
   34       CLB     Core Laboratories N.V.                         0.5852%
   72       GDI     Gardner Denver Inc.                            1.2392%
  277       GRMN    Garmin Ltd.                                    4.7676%
   68       BGC     General Cable Corporation                      1.1704%
  154       GLBL    Global Industries, Ltd.                        2.6506%
   63       GES     GUESS?, Inc.                                   1.0843%
   47       GYMB    The Gymboree Corporation                       0.8090%
  123       HANS    Hansen Natural Corporation                     2.1170%
  148       MDR     McDermott International, Inc.                  2.5473%
2,482       Q       Qwest Communications International Inc.       42.7194%
   85       BID     Sotheby's Holdings, Inc.                       1.4630%
   41       SHOO    Steven Madden, Ltd.                            0.7057%
  103       SWFT    Swift Transportation Co., Inc.                 1.7728%
  108       TPX     Tempur-Pedic International Inc.                1.8589%
   96       TTI     TETRA Technologies, Inc.                       1.6523%
   34       VOL     Volt Information Sciences, Inc.                0.5852%
------                                                           ---------
5,810                                                            100.0000%
======                                                           =========